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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: April 14, 1997


                      Columbia/HCA Healthcare Corporation
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            (Exact Name of Registrant as specified in its Charter)

        Delaware                     001-11239                 75-2497104
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
     or corporation)                                       Identification No.)

 One Park Plaza
 Nashville, Tennessee                                            37203
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(Address of Principal                                          (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code: (615) 344-9551
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

         On April 14,1997, Columbia/HCA Healthcare Corporation ("Columbia"), CVH Acquisition Corporation, a wholly owned subsidiary of Columbia ("Sub"), and Value Health, Inc. ("Value Health") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") pursuant to which Sub will be merged with and into Value Health (the "Merger"). The Amended Merger Agreement amends and restates that certain Agreement and Plan of Merger, dated as of January 15, 1997, among Columbia, Sub and Value Health. Under the Amended Merger Agreement, upon consummation of the Merger, Value Health will become a wholly owned subsidiary of Columbia, and each issued and outstanding share of common stock of Value Health will be converted into $20.50 in cash.

         Consummation of the Merger is subject to satisfaction of certain conditions, including approval of the Merger by the stockholders of Value Health and receipt of certain regulatory approvals. A copy of the Amended Merger Agreement has been filed with this Form 8-K as Exhibit 2, and is hereby incorporated by reference.

         On April 14, 1997, Columbia's Board of Directors authorized a $1 billion common stock repurchase program. Columbia will repurchase shares of its common stock in the open market, from time to time, depending upon market conditions. Repurchased shares will be held as treasury stock and will be used for purposes of issuance in connection with employee stock benefit plans, issuance to holders of convertible stock or debt, and use in future acquisitions.

         A copy of the press release issued by Columbia, dated April 15, 1997, has been filed with this Form 8-K as Exhibit 99, and is hereby incorporated by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Business Acquired:  None
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        (b)  Pro Forma Financial Information:  None
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        (c)  Exhibits:
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             2    Amended and Restated Agreement and Plan of Merger, dated as of April 14, 1997, among Columbia/HCA Healthcare Corporation, CVH Acquisition Corporation and Value Health, Inc.

             99 Press Release, dated April 15, 1997, issued by Columbia/HCA Healthcare Corporation
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COLUMBIA/HCA HEALTHCARE CORPORATION


Date: April 22, 1997                        By: /s/ STEPHEN T. BRAUN
                                               ---------------------------------
                                               Stephen T. Braun
                                               Senior Vice President and
                                                General Counsel